                                Exhibit 10 (zzz)

                             NOTICE OF DIRECT LEASE

          NOTICE is given this 30th day of July, 1997, by COPLEY PLACE ASSOCIATES, LLC, a Delaware limited liability company (hereinafter called "Copley"), to URBAN INVESTMENT AND DEVELOPMENT CO., a partnership duly organized and existing under the laws of the State of Illinois and having a usual place of business in Chicago, Illinois (hereinafter called "UIDC") and MASSACHUSETTS TURNPIKE AUTHORITY, a body politic and corporate, organized under the laws of the Commonwealth of Massachusetts (hereinafter called the "MTA"), acting herein on behalf of itself and the Commonwealth of Massachusetts, as follows:

          Reference is made to that certain lease dated as of December 22, 1978 by and between the MTA and Urban Investment and Development Co., a Delaware corporation ("Urban") UIDC's predecessor in interest, amended and restated as of January 31, 1980, and modified by Technical Memorandum dated November 12, 1980, Amendment to Technical Memorandum dated December 15, 1980, Second Amendment to Technical Memorandum dated May 18, 1981, and Third Amendment to Technical Memorandum dated February 21, 1990 (the "Master Lease"), notice of which lease is recorded with the Suffolk Registry of Deeds in Book 9804, Page 1, and filed with the Suffolk Registry District of the Land Court as Document No. 356809 as amended by Amended Notice of Lease recorded with the Suffolk Registry of Deeds in Book 16150, Page 072, whereby the MTA leased to Urban certain property in the City of Boston, Massachusetts described in Schedule A of the Master lease (the "Master Lease Premises") which Lease was assigned by Urban to UIDC by that Certain Instrument of Transfer dated as of December 24, 1986, recorded in the Suffolk Registry of Deeds in Book 16150, Page 053 and filed with the Suffolk Registry of the Land Court as Document Number 462741.

          Reference is also made to a Sublease dated August 31, 1982, by and between Urban and UIDC of Massachusetts, Inc. ("UIDC-MA") (hereinafter call the "Central Area Lease"), notice of which is recorded in the Suffolk Registry of Deeds in Book 10056, Page 233, covering a portion of the Master Lease Premises which is described in Schedule A of said notice and in Exhibit "A" annexed
                                                       -----------
hereto and the rights and easements described in the Central Area Lease (the "Central Area Premises") for a term commencing on August 31, 1982 and expiring on December 13, 2077, unless sooner terminated as therein provided, which Lease has been assigned by UIDC-MA to Urban by Assignment of Tenant's Interest in Sublease dated September 1, 1983, recorded in the Suffolk Registry of Deeds in Book 10592, Page 216, and further assigned by Urban to Carlyle Real Estate Limited Partnership, XIIII ("Carlyle") by Assignment of Tenant's Interest in Sublease dated September 1, 1983, recorded in the Suffolk Registry of Deeds in Book 10592, Page 225, and further assigned by Carlyle to Copley Place Associates, an Illinois general partnership ("CPA") by Assignment of Tenant's Interest in Sublease dated September 1, 1983, recorded in the Suffolk Registry of Deeds in Book 10592, 'Page 235, as further assigned by Urban to CPA by Assignment of Tenant's Interest in Sublease dated September 1, 1983, recorded in the Suffolk Registry of Deeds in Book 10592, Page 246 as amended by First Amendment of Central Area Air Rights

Sublease dated March 21, 1985, by and between Urban and UIDC-MA, recorded in the Suffolk Registry of Deeds in Book 11479, Page 339, and as further assigned by Assignment of Tenant's Interest in Sublease dated July 18, 1989, by CPA to Copley Place Associates Nominee Corporation, a Delaware corporation ("Nominee"), recorded in the Suffolk Registry of Deeds in Book 15873, Page 232, the tenant's interest in which Central Area Lease is now held by Copley [as successor by merger to Nominee by Certificate of Merger dated July 24, 1997 and filed in the office of the Register of Deeds prior hereto.

          Reference is also made to a Non-Disturbance, Recognition and Direct Leasing Agreement dated as of August 31, 1982, by and among the MTA, Urban and UIDC-MA (the "Direct Leasing Agreement"), recorded with said Deeds in Book 10056, Page 242, whereby, inter alia, the MTA agreed to recognize Copley, upon proper notice from Copley, as a direct tenant of the Central Area Premises with the MTA, as landlord, under and pursuant to the terms of the Central Area Lease.

          WHEREAS, pursuant to Section 6 of the Direct Leasing Agreement Copley has the right to constitute the Central Area Lease as a direct lease between the MTA, as landlord and Copley, as tenant;

          WHEREAS, Copley intends hereby to so exercise its right to constitute the Central Area Lease as a direct lease between the MTA and Copley; and

          WHEREAS, the substantial completion of the improvements contemplated by the Master Lease for the Central Area Premises has occurred.

          NOW THEREFORE, Copley hereby notifies the MTA and UIDC of the exercise of its right pursuant to Section 6 of the Direct Leasing Agreement to constitute the Central Area Lease as a direct lease between the MTA and Copley from and after the date hereof, and in connection therewith, further notifies the MTA and UIDC of the following:

                     1.     CREATION OF A DIRECT LEASE
                            BETWEEN THE MTA AND COPLEY
                            --------------------------

          (a) Pursuant to Section 6 of the Direct Leasing Agreement, Copley hereby notifies the MTA and UIDC that, from and after the date hereof (the "Effective Date"), Copley will attorn to, accept and recognize the MTA as Landlord under the Central Area Lease, on all of the same terms, provisions, covenants and agreements now contained in the Central Area Lease.

          (b) Pursuant to Section 6 of the Direct Leasing Agreement, from and after the Effective Date, the MTA shall recognize and accept Copley as its direct tenant under and pursuant to the terms of the Central Area Lease.

          (c) By executing this Notice, UIDC, as tenant under the Master Lease and as landlord under the Central Area Lease, acknowledges receipt of this Notice from Copley to the MTA, and hereby assigns to the MTA its entire interest as landlord in the Central Area

Lease, without further consideration from any party, so as to effect a merger in the MTA of the entire landlord's interest in the Central Area Premises from and after the Effective Date. From and after the Effective Date, UIDC and its successors and assigns are relieved of all liability and obligations which accrue after the Effective Date (i) under the Master Lease to the extent they relate to the Central Area Premises, and all such liabilities and obligations shall be deemed deleted from the Master Lease, and (ii) under the Central Area Lease.

          (d) By executing this Notice, Metropolitan Life Insurance Company, the mortgagee under the existing first leasehold mortgage (the "Mortgage") on the Master Lease and the Central Area Lease, consents to the Central Area Lease becoming a direct lease between the MTA and Copley for the Central Areas Premises, pursuant to the terms hereof and the Direct leasing Agreement. The continuance in effect of the Central Area Lease as a direct lease as described above shall not alter or affect the continuance in effect or the priority of the lien of the Mortgage on the Central Area Lease and the tenant's interest in the Central Area Lease and the Mortgage shall continue to constitute a lien on the Central Area Lease and the tenant's interest therein, with this same priority.

                    2.     CONTINUATION OF SPACE LEASES:
                           -----------------------------

          Copley and UIDC confirm that, pursuant to the Direct Leasing Agreement, except to the extent expressly provided to the contrary in any sublease of space in the Central Area Premises (a "Central Area Space Lease") entered into by Copley, as landlord, the constitution of the Central Area Lease as a direct lease pursuant hereto, does not and shall not terminate any Central Area Space Lease or affect or diminish the rights of any tenant under any Central Area Space Lease. The foregoing shall not affect the priority of the lien of the Mortgage on the Central Area Lease and the tenant's interest thereunder.

                    3.     LIMITATION ON MTA'S OBLIGATIONS:
                           --------------------------------

          Pursuant to Section 8 of the Direct Leasing Agreement, Copley and UIDC acknowledge that (a) the MTA shall have no liability or responsibility for any default or failure to perform by any prior Landlord pursuant to the Central Area Lease or on account of any obligations of Landlord pursuant to the Central Area Lease which have accrued prior to the Effective Date, and (b) the Central Area Lease shall not be deemed to include any amendments or modifications made after the date of the Direct Leasing Agreement which were not or are not approved in writing by the MTA either before or after it becomes the Landlord under the Central Area Lease.

                    4.     SUCCESSORS AND ASSIGNS:
                           -----------------------

          Pursuant to the Direct Leasing Agreement, this Notice is binding upon and shall inure to the benefit of the undersigned and the MTA and their respective successors and assigns to the landlord's or the tenant's interest in the Master Lease or the Central Area Lease, as the case may be.

                    5.     TITLES NOT DEFINITIVE:
                           ----------------------

          The titles of Paragraphs in this Notice are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Notice.

                    6.     GIVING OF NOTICE:
                           -----------------

          From and after the Effective Date, every notice required or permitted to be given to Copley as tenant under the Central Area Lease are to be addressed as follows:

                        COPLEY PLACE ASSOCIATES, LLC
                        c/o Overseas Partners Capital Corp., General Partner 115 Perimeter Center Place
                        Suite 940
                        Atlanta, Ga. 30346
                        Attn: Thomas E. Butler

                    with a copy to:

                        Urban Investment and Development Co.
                        c/o JMB Realty Corporation
                        900 North Michigan Avenue
                        Chicago, Illinois 60671
                        Attn: General Counsel


                    7.     AUTHORITY:
                           ----------

          Each party hereto represents that (a) it has the necessary power and authority to execute this instrument, and (b) this instrument constitutes the binding and valid obligation of such party and is enforceable against such party in accordance with its terms.

                    8.     COUNTERPARTS:
                           -------------

          This Certificate may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Notice under seal, all as of the day and year first above written. This instrument may be executed in counterparts.

                              COPLEY PLACE ASSOCIATES, LLC

                              By:   Overseas Partners Capital Corp.,
                                    its managing member

                                    By: /s/ Bruce M. Barone
                                        Name: Bruce M. Barone
                                        Title: President & CEO

                              Accepted and Agreed:

                              URBAN INVESTMENT AND DEVELOPEMENT CO.

                              By:   JMB Realty Corporation
                                    its managing general partner


                                    By: /s/ Elizabeth Kogen
                                        Name:   Elizabeth Kogen
                                        Title:  Vice President

                              METROPOLITAN LIFE INSURANCE COMPANY
                              (as to consent under Paragraph 1(d) only)

                                    By: /s/ Mitchell E. Ryan

STATE OF Georgia          )
                          ) SS:
COUNTY OF Dekalb          )                             July 30, 1997



          Then personally appeared before me, the above name  Bruce M. Barone,
                                                             -----------------
President of Overseas Partners Capital Corp., a Delaware corporation, Manager
---------
of Copley Place Associates, LLC, a Delaware limited liability company, who executed the foregoing instrument and acknowledged that he executed the foregoing instrument as the free act and deed of said corporation in its capacity as Manager of said limited liability company pursuant to proper authorization of the members of such limited liability company, and as the free act and deed said limited liability company.


                                    /s/  Elise R. Kitchens
                                    Notary Public
                                    My Commission Expires: 12/12/2000



STATE OF               )
                       ) SS:
COUNTY OF              )                 July   , 1997


          Then personally appeared before me, the above named _________________, of JMB Realty Corporation, a Delaware corporation, Manager of Copley Place Associates, LLC, a Delaware limited liability company, who executed the foregoing instrument and acknowledged that he executed the foregoing instrument as the free act and deed of said corporation in its capacity as managing member of said limited liability company pursuant to proper authorization of the members of such limited liability company, and as the free act and deed of said limited liability company.


                                    ---------------------------
                                    Notary Public
                                    My Commission Expires:

STATE OF NEW YORK
                     )SS.
COUNTY OF NEW YORK                                      July 30, 1997



Then personally appeared the above-named Mitchell Ryan, Assistant Vice President of Metropolitan Life Insurance Company, who executed the foregoing instrument and acknowledged that he executed the foregoing instrument as the free act and deed of said company.



                                    /S/ Lily H. Lee
                                    Notary Public
                                    My commission expires June 13, 1998

                                    LILY H.LEE
                         Notary Public, State of New York
                                  No. 30-4934013
                            Qualified in Nassau County
                       Certificate Filed in New York County
                         Commission Expires June 13, 1998

STATE OF NEW YORK
                     )SS.
COUNTY OF NEW YORK                                      July 30, 1997



Then personally appeared before me the above named Elizabeth Kogen, Vice President of JMB Realty Corporation, general partner of Urban Investment & Development Co., an Illinois general partnership, who executed the foregoing instrument and acknowledged that he executed the foregoing instrument as the free act and deed of said corporation in its capacity as general partner of said partnership pursuant to proper authorization of the partners of said partnership, and as the free act and deed of such partnership.



                                    /S/ Lily H. Lee
                                    Notary Public
                                    My commission expires June 13, 1998

                                    LILY H.LEE
                         Notary Public, State of New York
                                  No. 30-4934013
                            Qualified in Nassau County
                       Certificate Filed in New York County
                         Commission Expires June 13, 1998

                                  EXHIBIT "A"
                                  ------------

                   LEGAL DESCRIPTION OF CENTRAL AREA PREMISES



                                      -9-